UNIT CORPORATION
LONG TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT GRANT NOTICE
Under the terms of the Unit Corporation Long Term Incentive Plan, as amended from time to time (the “Plan”), Unit Corporation, a Delaware corporation (the “Company”), grants to the individual listed below (“you” or the “Participant”) the number of Restricted Stock Units (the “RSUs”) set forth below. This award of RSUs (this ”Award”) is subject to the terms set forth herein, in the Restricted Stock Unit Agreement attached as Exhibit A (the “Agreement”), the Plan and, if applicable, in the Time of Settlement Election Form attached as Exhibit B (the “Election Form”), each of which is incorporated herein by reference. Capitalized terms used but not defined herein have the meanings in the Plan.

Participant:
Date of Grant:
Total Number of Restricted Stock Units:
Vesting Schedule:
Except as provided in Section 3(a) of the Agreement, the Plan and the other terms set forth herein, 100% of the RSUs will vest on the date that is thirteen (13) months following the Date of Grant, so long as you continuously provide services to the Company from the Date of Grant through such vesting date.

By your signature below, you agree to be bound by the terms of the Plan, the Agreement and this Restricted Stock Unit Grant Notice (this “Grant Notice”). You acknowledge that you have reviewed the Agreement, the Plan and this Grant Notice in their entirety and understand all provisions of the Agreement, the Plan and this Grant Notice. You agree to accept as binding, conclusive and final all decisions or interpretations of the Committee regarding questions or determinations that arise under the Agreement, the Plan or this Grant Notice. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which will be deemed to be an original, but all of which together will constitute the same agreement.
[Signature Page Follows]

SIGNATURE PAGE TO
RESTRICTED STOCK UNIT GRANT NOTICE

IN WITNESS WHEREOF, the Company has caused this Grant Notice to be executed by an officer thereunto duly authorized, and the Participant has executed this Grant Notice, effective for all purposes.

UNIT CORPORATION

    By:    ______________________________________
    Name:
    Title:

    PARTICIPANT

    Name:    ______________________________________

SIGNATURE PAGE TO
RESTRICTED STOCK UNIT GRANT NOTICE

EXHIBIT A
RESTRICTED STOCK UNIT AGREEMENT
This Restricted Stock Unit Agreement (with the Grant Notice to which this Agreement is attached, this “Agreement”) is made as of the Date of Grant in the Grant Notice to which this Agreement is attached between Unit Corporation, a Delaware corporation (the “Company”), and _________ (the “Participant”). Capitalized terms used but not specifically defined have the meanings specified in the Plan or the Grant Notice.
1.    Award. In consideration of the Participant’s past and/or continued service to the Company and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, effective as of the Date of Grant in the Grant Notice (the “Date of Grant”), the Company grants to the Participant the number of RSUs in the Grant Notice on the terms in the Grant Notice, this Agreement, the Plan (which is incorporated herein by reference as a part of this Agreement), and, if applicable, the Election Form. If any inconsistency arises between the Plan and this Agreement, the Plan will control. To the extent vested, each RSU represents the right to receive one share of Stock, subject to the terms set forth in the Grant Notice, this Agreement, the Plan and, if applicable, the Election Form. Unless the RSUs have become vested under this Agreement, the Participant will have no right to receive any Stock or other payments regarding the RSUs except as otherwise specifically provided for in the Plan or this Agreement (including Section 8(b)). Before settlement of this Award, the RSUs and this Award represent an unsecured obligation of the Company, payable only from the general assets of the Company.
2.    Vesting of RSUs. Except as otherwise set forth in Section 3(a), the RSUs will vest under the vesting schedule in the Grant Notice.
3.    Effect of Termination of Service.
(a)    Qualifying Termination. Notwithstanding anything in the Grant Notice, this Agreement or the Plan to the contrary, any unvested RSUs will immediately become fully vested on the termination of the Participant’s service relationship due to a Qualifying Termination (as defined below).
(b)    Other Terminations. Except as otherwise provided in Section 3(a), if a termination of the Participant’s service relationship occurs with the Company for any reason, any unvested RSUs (and all rights arising from such RSUs and from being a holder thereof) will terminate automatically as of the date of termination with no further action by the Company and will be forfeited without further notice and at no cost to the Company.
(c)    Certain Definitions. For this Agreement, these terms will have the meanings specified below.
(i)    “Cause” means the Committee’s determination (excluding the Participant) of misconduct by the Participant that is or may be materially injurious to the Company or that results in the Participant’s inability to substantially perform the Participant’s duties to the Company; provided, however, that if the Participant’s actions or omissions are of such a nature that the Committee (excluding the Participant) determines that they are curable by the Participant,
Exhibit A-1

such actions or omissions must remain uncured for 30 days after the Company first provided the Participant written notice of the obligation to cure such actions or omissions.
(ii)    “Qualifying Termination” means a termination of the Participant’s service relationship with the Company by the Company without Cause that occurs immediately before or within 12 months following a Change in Control.
4.    Settlement of RSUs. Following vesting of the RSUs under Section 2 or 3, the Company shall deliver to the Participant that number of shares of Stock equal to the number of RSUs subject to this Award either (a) as soon as practicable following the applicable vesting date but within 60 days after the vesting date or (b) if applicable, at the time elected by the Participant under the Election Form. All shares of Stock issued will be delivered either by delivering one or more certificates for such shares to the Participant or by entering such shares in book-entry form, as determined by the Committee in its sole discretion. The value of shares of Stock will not bear any interest because of the passage of time. Neither this Section 4 nor any action taken under this Agreement will be construed to create a trust or a funded or secured obligation of any kind.
5.    Tax Consequences. The Participant acknowledges there may be adverse tax consequences on the receipt, vesting or settlement of this Award or disposition of the underlying shares and that the Participant has been advised, and is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or any of its Affiliates or any of their respective managers, directors, officers, employees or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences. The Participant further agrees to indemnify and hold the Company and its Affiliates harmless for any damages, costs, expenses, taxes, judgments or other actions or amounts resulting from any actions or inactions of the Participant regarding the tax consequences of this Award or the underlying shares.
6.    Non-Transferability. During the lifetime of the Participant, the RSUs may not be sold, pledged, assigned, or transferred other than by will or the laws of descent and distribution, unless the shares of Stock underlying the RSUs have been issued, and all restrictions applicable to those shares have lapsed. Neither the RSUs nor any interest or right therein will be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether the disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof is null and void and of no effect, except if the disposition is permitted by the preceding sentence.
7.    Compliance with Applicable Law. The issuance and transfer of shares of Stock hereunder is subject to compliance by the Company and the Participant with all requirements of federal and state securities laws and with all requirements of any stock exchange on which the Company's shares of Stock may be listed. No shares of Stock will be issued or transferred unless any then applicable requirements of state and federal laws and regulatory agencies have been complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares of Stock with the Securities and

Exchange Commission, any state securities commission or any stock exchange to effect such compliance.
8.    Rights as a Stockholder; Dividend Equivalents.
(a)    The Participant has no rights as a stockholder of the Company regarding any shares of Stock that may become deliverable hereunder unless the Participant has become the holder of record of such shares of Stock, and no adjustments will be made for dividends in cash or other property, distributions or other rights regarding any such shares of Stock, except as otherwise specifically provided for in the Plan or this Agreement (including Section 8(b)).
(b)    Each RSU subject to this Award is granted in tandem with a corresponding dividend equivalent (“DER”), which DER remains outstanding from the Date of Grant until the earlier of the settlement or forfeiture of the RSU to which the DER corresponds. Each vested DER entitles the Participant to receive payments, subject to and under this Agreement, in an amount equal to any dividends paid by the Company regarding the share of Stock underlying the RSU to which such DER relates. The Company shall establish, regarding each RSU, a separate DER bookkeeping account for such RSU (a “DER Account”), which will be credited (without interest) on the applicable dividend payment dates with an amount equal to any dividends paid while such RSU remains outstanding regarding the share of Stock underlying the RSU to which such DER relates. On vesting of an RSU, the DER (and the DER Account) regarding the vested RSU will also become vested. Similarly, on the forfeiture of a RSU, the DER (and the DER Account) regarding the forfeited RSU will also be forfeited. DERs will not entitle the Participant to any payments relating to dividends paid after the earlier to occur of the date that the RSU is settled under Section 4 or the forfeiture of the RSU underlying such DER. Payments regarding vested DERs will be made either (a) as soon as practicable following the applicable vesting date but within 60 days after such vesting date or (b) if applicable, at the time elected by the Participant under the Election Form. The Participant will not receive any interest regarding the payment of DERs. The DERs and any amounts that may become payable in respect thereof will be treated separately from the RSUs for purposes of the Nonqualified Deferred Compensation Rules (including for the designation of the time and form of payments required by the Nonqualified Deferred Compensation Rules).
(c)    Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee, or distributee, under this Agreement will be in full satisfaction of all claims of that Person.
9.    No Right to Continued Service or Awards. Nothing in the adoption of the Plan, nor the grant of the RSUs under the Grant Notice and this Agreement, will confer on the Participant the right to a continued service relationship with the Company or affect the right of the Company to terminate such service relationship. The grant of the RSUs is a one-time benefit and creates no contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.
10.    Notices. Notices hereunder will be mailed or delivered to the Company at its principal place of business and will be mailed or delivered to the Participant at the address on file with the Company or, in either case, at such other address as one party may furnish to the other party in writing. Any notice delivered personally or by overnight courier or telecopier in the manner provided will be deemed to have been duly given to the Participant when mailed by the Company or, if such notice is not mailed to the Participant, on receipt by the Participant. Any notice addressed and mailed in the manner herein provided will be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth day after the day it is so placed in the mail.
11.    Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may have to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant consents to any procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may have to deliver, and agrees that his or her electronic signature is the same as, and will have the same force and effect as, his or her manual signature.
12.    Agreement to Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed on the Company by or under any statute or regulation.
13.    Entire Agreement; Amendment. This Agreement (and, if applicable, the Election Form) constitutes the entire agreement of the parties regarding the subject hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties regarding the granted RSUs. Without limiting the scope of the preceding sentence, except as provided herein, all prior understandings and agreements among the parties relating to the subject hereof are hereby null and void and of no further force and effect. The Participant acknowledges and agrees that this Award supersedes and replaces in its entirety the option award described in that certain letter agreement previously entered into between the Company and the Participant regarding the engagement of the Participant as a member of the Board. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant will be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.
14.    Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision, and all other provisions will remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder will not be deemed to be a waiver of any other breach or right. The failure of any party to act by reason of such breach or to exercise any such right will not deprive the party of the right to act at any time while or after such breach or condition giving rise to such rights continues.

15.    Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCLUSIVE OF THE CONFLICT OF LAWS PROVISIONS OF DELAWARE LAW. Regarding any claim or dispute related to or arising under this Agreement, Participant consents to the exclusive jurisdiction, forum and venue of the state and federal courts (as applicable) in Oklahoma. The parties waive, to the fullest extent permitted by law, any defenses to venue and jurisdiction in Oklahoma.
16.    Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding on the Participant and the Participant’s beneficiaries, executors, administrators and the Person(s) to whom the RSUs may be transferred by will or the laws of descent or distribution.
17.    Headings. Headings are for convenience only and are not deemed part of this Agreement.
18.    Counterparts. The Grant Notice may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument. Delivery of an executed counterpart of the Grant Notice by facsimile or portable document format (.pdf) attachment to electronic mail will be effective as delivery of a manually executed counterpart of the Grant Notice.
19.    Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the RSUs and the DERs granted under this Agreement are intended to comply with the Nonqualified Deferred Compensation Rules and will be limited, construed and interpreted in accordance ~~with~~ such intent. Notwithstanding the foregoing, the Company makes no representations that the RSUs or the DERs provided under this Agreement comply with the Nonqualified Deferred Compensation Rules and the Company will not or any of its Affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant because of non-compliance with the Nonqualified Deferred Compensation Rules. Each payment under this Agreement is considered a separate payment for the Nonqualified Deferred Compensation Rules.

EXHIBIT B
TIME OF SETTLEMENT ELECTION FORM

Please complete this Time of Settlement Election Form (the “Election Form”) and return a signed copy to the Company’s Vice President, Human Resources, no later than thirty (30) days following the Date of Grant if you would like to defer settlement of the RSUs and, if applicable, any DERs to a later date.

Participant:        _______________________

NOTE: This Election Form relates to the RSUs and, if applicable, any DERs. If you do not wish to make a deferral election, you do not have to take any action and payment of the RSUs and any DERs will be made to you at the time specified in the Agreement. If you do wish to make a deferral election, all sections of this Election Form must be completed.

1.    Settlement of the RSUs and any DERs

In making this election, these rules apply:
•    Unless otherwise specified, capitalized terms used but not defined in this Election Form will have the meaning attributed to them in the Agreement or the Plan, as applicable.
•    You must select a settlement date below for the RSUs and a settlement date for the DERs, which notwithstanding anything to the contrary in the Agreement, will be the dates on which you will receive payment of the RSUs and the DERs, respectively, if the RSUs and DERs vest.

Election of Settlement Date for the RSUs

I hereby elect to receive payment of the RSUs (if the RSUs vest) on the following date (please select one):

    The date that the RSUs vest under Section 2 or 3 of the Agreement;
    The termination of my service relationship with the Company;
    A Change in Control;
    A specific date: _________________ ___, 20___; or
     The earliest to occur of the following dates that I select (please select at least two choices):
o    The date that the RSUs vest under Section 2 or 3 of the Agreement;
o    The termination of my service relationship with the Company;
o    A Change in Control; or
o    A specific date: _________________ ___, 20___.

Exhibit B-1

Election of Settlement Date for DERs

I hereby elect to receive payment of any DERs (if such DERs vest) on the following date (please select one):

    The date that the DERs vest under Section 2 or 3 of the Agreement;
    The termination of my service relationship with the Company;
    A Change in Control;
    A specific date: _________________ ___, 20___; or
     The earliest to occur of the following dates that I select (please select at least two choices):
o    The date that the DERs vest under Section 2 or 3 of the Agreement;
o    The termination of my service relationship with the Company;
o    A Change in Control; or
o    A specific date: _________________ ___, 20___.

2.     Signature

I understand that this Election Form will become effective on the 30th day following the Date of Grant. Once I have elected the settlement date for the RSUs and any DERs by filing this Election Form, I understand that (a) the settlement election will be effective as of the effective date specified in the preceding sentence, (b) the settlement election will control over any contrary settlement date specified in Section 4 with respect to the RSUs and Section 8(b) of the Agreement regarding the DERs, and (c) the settlement election may not be changed at any time (except to the extent any subsequent change complies with the Nonqualified Deferred Compensation Rules).

By signing this Election Form, I acknowledge my understanding of, and agreement with, the terms in this Election Form, the Agreement, and the Plan.

    UNIT CORPORATION

    By:        ___________________________________
    Name:
    Title:

    PARTICIPANT

    ___________________________________
    Name:

B-2